FIRST AMENDMENT TO CONSULTING AGREEMENT
This First Amendment to Consulting Agreement (this “Amendment”) is made and entered into as of July 1, 2023, by and between ALEXANDER & BALDWIN, INC. (“A&B”), and CHRISTOPHER J. BENJAMIN, an individual (“Consultant”).
RECITALS:
WHEREAS, A&B and Consultant entered into that certain Consulting Agreement dated January 30, 2023 (the “Agreement”), for the transitional services to be performed by Consultant as described therein; and
WHEREAS, the parties hereto desire to amend the Agreement as provided herein.
AGREEMENT:
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, A&B and Consultant hereby agree as follows:
1.Defined Terms. All capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings assigned to them in the Agreement, and section references refer to sections of the Agreement except as otherwise expressly provided herein.
2.Addition of Section 2.d of the Agreement. The following Section 2.d shall be added to the Agreement as follows:
d. Consultant shall have authority to obtain professional legal services on the Company’s behalf in connection with Consultant’s services under this Agreement, or to act on advice rendered pursuant thereto on behalf of the Company, and as such consultant shall be deemed a representative of the Company in connection with provision of professional legal services to the Company under Rule 503(b) of the Hawaii Rules of Evidence and its federal counterpart.
3.Ratifications. The Agreement, and all terms, provisions and conditions contained in the Agreement, are hereby ratified and shall be deemed in full force and effect, except as specifically herein amended.
4.Counterparts; Signatures. This Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same agreement. Signatures to this Amendment transmitted by .pdf, electronic mail or other electronic means shall be treated as originals in all respects for purposes of this Amendment.
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IN WITNESS WHEREOF, A&B and Consultant have executed this Amendment as of the day and year first above written.

/s/ Christopher J. Benjamin
CHRISTOPHER J. BENJAMIN

ALEXANDER & BALDWIN, INC.

By: /s/ Derek T. Kanehira
Derek T. Kanehira
Its Senior Vice President

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